Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350)

In connection with the Annual Report of Everlast Worldwide Inc., a Delaware corporation (the “Company”) on Form 10-K for the period ended December 31, 2006 (the “Report”) as filed with the Securities and Exchange Commission on the date hereof, the undersigned, Seth Horowitz, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  Seth Horowitz
Seth Horowitz
Chief Executive Officer
March 22, 2007

A signed original of this written statement required by Section 906 has been provided to Everlast Worldwide Inc. and will be retained by Everlast Worldwide Inc and furnished to the Securities and Exchange Commission or its staff upon request.